UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 26, 2019

WELLS FARGO & COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-02979	No. 41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
420 Montgomery Street, San Francisco, California 94163
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
Wells Fargo & Company (the Company) is filing this Form 8-K to revise certain items included in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, in anticipation of filing post-effective amendments to its registration statements on Form S-3. The revisions reflect, for all periods presented, a realignment of the Company’s operating segments effective January 1, 2017. The realignment of operating segments resulted from the change, adopted in first quarter 2018, in our methodology for assigning funding charges and credits to our lines of business and for certain other reclassifications. Effective first quarter 2018, assets and liabilities received a funding charge or credit that considered interest rate risk, liquidity risk, and other product characteristics on a more granular level. This methodology change affected results across all three of our reportable operating segments. These tables are being furnished solely to facilitate period to period comparisons. The Company's previously reported consolidated financial results were not impacted by the methodology change.
In addition, the revised consolidated financial statements and related notes thereto and other financial information reflect the Company’s January 1, 2018, adoption of Accounting Standards Update (ASU) 2016-18 – Statement of Cash Flows (Topic 230): Restricted Cash and ASU 2016-15 – Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, the disclosure provisions of which are required to be applied retrospectively.
This filing on Form 8-K also amends the following enumerated items included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017:

•	Item 1 – Business – Description of Business

•	Item 5 – Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

•	Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Item 8 – Financial Statements and Supplementary Data.

This filing does not change any information contained in any other item of the Company’s Form 10-K as originally filed on March 1, 2018. This filing also does not reflect events that have occurred after the original filing date of the Form 10-K, except as described above with respect to adoption of ASU 2016-18 and ASU 2016-15.

Item 9.01  Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description	Location

23	Consent of Independent Registered Public Accounting Firm	Filed herewith.

99.1	Revised Items of Wells Fargo & Company's 2017 Form 10-K for the year ended December 31, 2017	Filed herewith.
101.INS	XBRL Instance Document.	Filed herewith.
101.SCH	XBRL Taxonomy Extension Schema Document.	Filed herewith.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.	Filed herewith.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.	Filed herewith.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.	Filed herewith.
101.DEF	XBRL Taxonomy Extension Definitions Linkbase Document.	Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 26, 2019	WELLS FARGO & COMPANY

		By:	/s/ RICHARD D. LEVY
Richard D. Levy
Executive Vice President and Controller
(Principal Accounting Officer)